As filed with the Securities and Exchange Commission on June 29, 2026

Registration No. 333-277021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 13

TO

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

AMERICAN BATTERY MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	2800	22-3956444
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code No.)	(IRS Employer Identification No.)

American Battery Materials Inc.

500 West Putnam Avenue, Suite 400

Greenwich, Connecticut 06830

(800) 998-7962

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

David E. Graber

Chief Executive Officer

American Battery Materials Inc.

500 West Putnam Avenue, Suite 400

Greenwich, Connecticut 06830

(800) 998-7962

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Spencer G. Feldman, Esq. Olshan Frome Wolosky LLP 1325 Avenue of the Americas, 15th Floor New York, New York 10019 (212) 451-2300	Anthony J. Marsico, Esq. Reed Smith LLP 599 Lexington Avenue New York, New York 10022 (212) 521-5400

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-Accelerated Filer	☒	Smaller Reporting Company	☒
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

American Battery Materials Inc. is filing this Amendment No. 13 (this “Amendment”) to its Registration Statement on Form S-1 (File No. 333-277021) (the “Registration Statement”) as an exhibit-only filing to file Exhibit 5.1. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and Exhibit 5.1. The remainder of the Registration Statement is unchanged and has been omitted.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits.

Exhibit Number	Description
1.1	Form of Underwriting Agreement.

3.1	Certificate of Incorporation, dated March 26, 2007 (incorporated by reference to the Company’s Registration Statement on Form S-1 filed on April 9, 2010).

3.2	Bylaws, as amended (incorporated by reference to the Company’s Registration Statement on Form S-1 filed on April 9, 2010).

3.3	Certificate of Amendment of Certificate of Incorporation, dated October 4, 2010 (incorporated by reference to the Company’s Current Report on Form 8-K filed on October 7, 2010).

3.4	Certificate of Amendment of the Certificate Incorporation (incorporated by reference to the Company’s Current Report on Form 8-K filed on March 1, 2018).

3.5	Certificate of Designation for Series A Preferred Shares (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 23, 2022).

3.6	Certificate of Amendment of the Certificate Incorporation (incorporated by reference to the Company’s Current Report on Form 8-K filed on October 26, 2022).

3.7	Certificate of Amendment of the Certificate Incorporation (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 8, 2023).

3.8	Certificate of Amendment of the Certificate Incorporation (incorporated by reference to the Company’s Current Report on Form 8-K filed on January 24, 2025).

4.1	Description of Securities (incorporated by reference to the Company’s Annual Report on Form 10-K filed on April 21, 2023).

4.2	Form of Warrant (included as annex to the Warrant Agent Agreement filed as Exhibit 4.3)

4.3	Form of Warrant Agent Agreement with Transfer Online, Inc.

5.1**	Opinion of Olshan Frome Wolosky LLP, as to the legality of the common stock and accompanying warrants.

10.1	Form of Note Amendment and Extension Agreement between the Company and investors (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 16, 2024).

10.2	Bridge Promissory Note between the Company and David E. Graber dated May 16, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.3	Bridge Promissory Note between the Company and David E. Graber dated June 18, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.4	Bridge Promissory Note between the Company and David E. Graber dated July 11, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.5	Bridge Promissory Note between the Company and David E. Graber dated August 19, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.6	Bridge Promissory Note between the Company and David E. Graber dated August 28, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.7	Consolidation Promissory Note between the Company and David E. Graber dated September 30, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.8	Bridge Promissory Note between the Company and David E. Graber dated December 18, 2024 (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.9	2024 Incentive Compensation Plan. (incorporated by reference to the Company’s Form S-1/A filed on September 10, 2025).

10.10	Amendment to 2024 Incentive Compensation Plan (incorporated by reference to the Company’s Form S-1/A filed on December 22, 2025).

21.1	Subsidiaries of the Registrant (incorporated by reference to the Company’s Annual Report on Form 10-K filed on April 1, 2024).

23.1	Consent of GreenGrowth CPAs Inc.

23.2**	Consent of Olshan Frome Wolosky LLP (included in the opinion filed as Exhibit 5.1).

24.1	Power of Attorney (set forth on signature page of the Registration Statement).

96.1	Technical Report.

101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

107	Filing Fee Table.

Unless otherwise indicated, exhibits were previously filed.

*	To be filed by amendment.
**	Filed herewith.
#	Indicates management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 13 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut, on June 29, 2026.

AMERICAN BATTERY MATERIALS INC.

By:	/s/ David E. Graber
Name:	David E. Graber
Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 13 to Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David E. Graber	Chairman and Chief Executive Officer	June 29, 2026
David E. Graber	(Principal Executive Officer)

/s/ Sebastian Lux*	President, Chief Operating Officer and Director	June 29, 2026
Sebastian Lux

/s/ Agustin Cabo	Chief Financial Officer	June 29, 2026
Agustin Cabo	(Principal Financial and Accounting Officer)

/s/ Dylan Glenn*	Director	June 29, 2026
Dylan Glenn

/s/ Jared Levinthal*	Director	June 29, 2026
Jared Levinthal

/s/ Adam C. Lipson, M.D.*	Director	June 29, 2026
Adam C. Lipson, M.D.

/s/ Andrew Suckling*	Director	June 29, 2026
Andrew Suckling

/s/ Justin Vorwerk*	Director	June 29, 2026
Justin Vorwerk

* By:	/s/ David E. Graber
David E. Graber
Attorney-in-Fact

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